                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12


                            Trikon Technologies, Inc.
                (Name of Registrant as Specified in Its Charter)

                                      None
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:
        ........................................................................
    2)  Aggregate number of securities to which transaction applies:
        ........................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ........................................................................
    4)  Proposed maximum aggregate value of transaction:
        ........................................................................
    5)  Total fee paid:
        ........................................................................
|_| Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid: _______________________________________________
    2)  Form Schedule or Registration Statement No:____________________________
    3)  Filing Party: _________________________________________________________
    4)  Date Filed: ___________________________________________________________

                            TRIKON TECHNOLOGIES, INC.
                                  RINGLAND WAY
                          NEWPORT, SOUTH WALES NP18 2TA
                                 UNITED KINGDOM

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT

                             TO BE HELD MAY 16, 2002

The annual meeting of stockholders of Trikon Technologies, Inc. ("Trikon" or the "Company") will be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on Thursday, May 16, 2002, at 9:00 a.m., for the following purposes:

      1. To elect five directors of the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The nominees for election by holders of Common Stock are Christopher D. Dobson, Nigel Wheeler, Richard M. Conn, Robert R. Anderson and Stephen N. Wertheimer.

      2. To approve an amendment to Trikon's 1998 Directors Stock Option Plan, amended and restated as of December 10, 2001, to increase the number of shares of Common Stock that may be issued under such plan from 50,000 to 150,000.

      3. To consider a proposal to change the Company's state of incorporation from California to Delaware.

      4. To ratify the selection of Ernst & Young as Trikon's independent public accountants for the fiscal year ending December 31, 2002.

      5. To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Each share of Trikon's Common Stock is entitled to one vote on all matters presented at the annual meeting. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof is April 12, 2001. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of Trikon.

      Whether or not you plan to attend the annual meeting in person, please complete, date, sign, and return the enclosed proxy promptly in the accompanying reply envelope. Your proxy may be revoked at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

                                          By Order of the Board of Directors


                                          William J. Chappell
                                          Secretary

Newport, South Wales, United Kingdom
April 19, 2002



                             YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES).

                            TRIKON TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 16, 2002


                                  INTRODUCTION

      These proxy materials are furnished in connection with the solicitation of proxies by the board of directors of Trikon Technologies, Inc., a California corporation, for use at its annual meeting of stockholders to be held on Thursday, May 16, 2002, at 9:00 a.m., at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, and at any adjournment or postponement of the annual meeting. These proxy materials were first mailed on or about April 20, 2002, to all stockholders entitled to vote at the annual meeting.

                               PURPOSE OF MEETING

      The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

Voting

      Trikon's common stock, no par value (the "Common Stock"), is the only class of securities entitled to vote at the annual meeting. Holders of Trikon's Common Stock are entitled to vote on all proposals. On April 18, 2002, the record date for determination of stockholders entitled to vote at the annual meeting, there were _________ shares of Common Stock outstanding. Each stockholder of record on April 18, 2002 is entitled to one vote for each share of Common Stock held on such date.

      A majority of the shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

      With respect to the election of directors by holders of Common Stock, the five nominees receiving the greatest number of affirmative votes will be elected. In the election of directors by holders of Common Stock, a stockholder may cumulate his votes. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single nominee or distributed among two or more nominees in such proportions as the stockholder or proxy deems fit. No shareholder shall be entitled to cumulate his votes, unless the candidate's or candidates' names for which he desires to cumulate his votes have been placed in nomination prior to the voting, and the shareholder has given notice of his intention to cumulate his votes at the meeting prior to the voting. If any one stockholder has given such notice, all stockholders may cumulate their votes in such election of directors.

      With respect to the amendment to Trikon's 1998 Director Stock Option Plan, amended and restated as of December 10, 2001 (the "Stock Option Plan") and ratification of the selection of Ernst & Young as Trikon's independent public accountants for the fiscal year ending December 31, 2002, the affirmative vote of a majority of the shares of Common Stock present or represented and voting at the annual meeting will constitute approval or ratification of such proposals, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Accordingly, abstentions and broker non-votes can have the effect of preventing approval of the ratification of the selection of Ernst & Young as Trikon's independent public accountants and the amendment of the Stock Option Plan, if the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

      The affirmative vote of a majority of the shares of Common Stock outstanding will be required to approve the change of the Company's state of incorporation from California to Delaware. Accordingly, abstentions and broker non-votes can have the effect of preventing approval of the reincorporation.

Proxies

      Whether or not you are able to attend the annual meeting, you are urged to complete and return the appropriate enclosed proxy card, which is solicited by the board of directors and which will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted FOR the approval of proposals 1, 2, 3 and 4 described in the accompanying Notice and Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the annual meeting. You may revoke or change your proxy at any time before the annual meeting. To do this, send a written notice of revocation or another signed proxy card with a later date to the Secretary of Trikon at Trikon's principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person.

Solicitation of Proxies

      Trikon will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxies, and any additional solicitation material furnished to stockholders.

      Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, Trikon may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of Trikon. No additional compensation will be paid to these individuals for any such services. Except as described above, Trikon does not intend to solicit proxies other than by mail.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

               ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK

General

      At the annual meeting, Trikon is nominating five candidates for election to the board of directors by holders of Common Stock. Unless otherwise instructed, the proxy holders will vote the proxies received from holders of Common Stock by them for the five nominees listed herein. In the event that any nominee of Trikon is unable or declines to accept nomination for election, the proxies will be voted for any nominee who shall be recommended by the present board of directors. Management has no knowledge that any of the persons named will be unavailable or unwilling to serve. The terms of office for each person elected as a director will continue until the next annual meeting of stockholders and until such director's successor has been elected and qualified.

      The five nominees who receive the greatest number of affirmative votes of shares of Common Stock shall become directors. Upon the request of any person entitled to vote for directors to be elected by the holders of Common Stock prior to the voting, each holder of Common Stock voting in the election of directors may cumulate such holder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such holder, or distribute his votes on the same principle among as many candidates as he may select. However, no stockholder shall be entitled to cumulate votes for any candidate unless, pursuant to the By-laws of Trikon, the candidate's name has been placed in nomination prior to the voting.

      To the knowledge of Trikon, no arrangement or understanding exists between any of such four nominees and any other person or persons pursuant to whom any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of Trikon.

Recommendation of The Board of Directors

      The board of directors recommends a vote FOR the nominees listed below for election by the holders of Common Stock.

      Christopher D. Dobson. Mr. Dobson joined Trikon's board of directors as Chairman in November 1996 upon the acquisition of Trikon Limited. From December of 1997 to June 1998, Mr. Dobson was Chief Executive Officer of the Company. Mr. Dobson was appointed Chief Technical Officer in May 1998 and served in such capacity until his retirement on May 15, 2001. Mr. Dobson continues to serve as the Chairman of the Board of Directors, a non-executive position. Mr. Dobson was a co-founder of Trikon Limited and was the Chairman of Trikon Limited's board of directors from 1971 to November 1996.

      Nigel Wheeler. Mr. Wheeler joined Trikon as a director and the President and Chief Operating Officer in November 1996 upon the acquisition of Trikon Limited. In October 1998, Mr. Wheeler was appointed Chief Executive Officer. From July 1993 to November 1996, Mr. Wheeler served as Trikon Limited's Chief Executive Officer.

      Richard M. Conn. Mr. Conn was elected to the board of directors of Trikon in January 1998. Mr. Conn formed Business Development Consulting in early 1997 and serves as a consultant in the semiconductor equipment industry. Prior to forming Business Development Consulting, Mr. Conn was a Vice President of Sales at KLA Instruments Corporation, the predecessor to KLA-Tencor ("KLA") from 1984 until 1996. During his tenure at KLA, Mr. Conn was a member of the boards of directors of KLA's subsidiaries in the United Kingdom, France and Germany. Mr. Conn has held several other positions in the semiconductor industry at companies that include Eaton Semiconductor Equipment, Applied Materials UK and ITT Semiconductors.

      Robert R. Anderson. Mr. Anderson was elected to the board of directors of Trikon in April 2000. Mr. Anderson is a private investor. From January 1994 to January 31, 2001, he was Chairman of Silicon Valley Research, Inc., a semiconductor design automation software company, and its Chief Executive Officer from December 1996 to August 1998, and from April 1994 to July 1995. He also served as Chairman and Chief Executive Officer of Yield Dynamics, Inc., a private semiconductor process control software company, from October 1998 to October 2000, and presently serves as a director. In 1975, Mr. Anderson co-founded KLA, a supplier of semiconductor process control systems, from which he retired in 1994. He served as Vice-Chairman of KLA from November 1991 to March 1994, and as Chairman of KLA from May 1985 to November 1991. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer of KLA. In addition to serving as a director of Trikon, Mr. Anderson currently serves as a director of MKS Instruments, Inc., Metron Technology N.V., and Aehr Test Systems, Inc. Furthermore, he serves as a director for three other private development stage companies, and as a trustee of Bentley College.

      Stephen N. Wertheimer. Mr. Wertheimer was appointed to the board of directors in June 1998. He has been a Managing Director of W Capital Management since 2001. He was a Managing Director of CRT Capital Group LLC from 1996 to 2001. Mr. Wertheimer also currently serves as a director of El Paso Electric Company and Morris Material Handling, Inc.

Information Concerning Nominees and Incumbent Directors

Nominees                           Age   Positions and Offices Held with Trikon
--------                           ---   --------------------------------------
Robert R. Anderson (1) (2).......  64    Director
Richard M. Conn (1) (2)..........  58    Director
Christopher D. Dobson............  66    Director, Chairman of the Board
Stephen N. Wertheimer (1) (2)....  51    Director
Nigel Wheeler....................  52    Director, President, Chief Operating
                                         Officer, and Chief Executive Officer

(1)   Member of audit committee

(2)   Member of compensation committee

Board Committees and Meetings

      During the fiscal year ended December 31, 2001, the board of directors held 11 meetings. During this period, each of the incumbent directors attended or participated in each meeting of the board of directors and each meeting held by all committees of the board on which each such director served, other than one member who attended all but two of the meetings.

Committees of the Board of Directors

      The board of directors has two committees: the Audit Committee and the Compensation Committee.

      The Audit Committee, which is currently composed of Messrs. Anderson, Conn, and Wertheimer, each of whom is independent within the meaning of the rules of the NASD, met seven times during 2001. The Audit Committee operates under a written charter adopted by the Board. Its functions and qualifications for membership are set forth in its charter, a copy of which is attached as Exhibit A to this Proxy Statement.

      The Compensation Committee, which is currently composed of Messrs. Anderson, Conn, and Wertheimer, met five times during 2001. The Compensation Committee administers Trikon's stock option plans and designates compensation levels for officers and directors of Trikon.

                                 PROPOSAL NO. 2:

        APPROVAL OF AMENDMENTS TO THE 1998 DIRECTORS STOCK OPTION PLAN

      Trikon's stockholders are being asked to approve an amendment to Trikon's Stock Option Plan that will increase the number of shares of Common Stock reserved for issuance under the Stock Option Plan by 100,000 shares, from 50,000 to 150,000.

      The amendment to the Stock Option Plan that is the subject of this proposal was approved by the board of directors at a meeting on December 10, 2001 and is subject to stockholder approval at the annual meeting. The purpose of the amendment is to increase the number of shares reserved for issuance under the Stock Option Plan, so that the Company has sufficient shares reserved under the Stock Option Plan to make the mandatory annual grants to directors.

      Under the terms of the Stock Option Plan, the Company will grant options to purchase an aggregate of 20,000 shares of Common Stock to its non-employee members of the Board on their election to serve for the forthcoming year. Currently, only 6,150 shares remain available under the Stock Option Plan.

      A copy of the Amended and Restated Stock Option Plan, as proposed to be adopted, is attached hereto as Exhibit B.

      The Stock Option Plan became effective upon adoption by the adopted by the board of directors on June 10, 1998 (the "Effective Date") and was subsequently approved by the Corporation's shareholders at the 1998 Annual Meeting held on July 28, 1998. Under the Plan, non-employee members of the board of directors automatically receive special option grants at periodic intervals over their period of service.

      The following is a summary of the principal features of the Stock Option Plan as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the Stock Option Plan.

Administration

      The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) are determined by the express terms and conditions of the Stock Option Plan. Other matters of the Stock Option Plan are administered by the board of directors.

Eligibility

      Non-employee members of the board of directors are eligible to receive options to purchase shares of Common Stock under the Stock Option Plan. Non-employee members of the board of directors who were previously employed by the Company are not eligible to receive an initial option grant upon becoming a member of the board of directors, but are eligible to receive periodic grants under the Stock Option Plan.

Share Reserve

      A total of 150,000 shares of Common Stock has been reserved for issuance in the aggregate under the Stock Option Plan, provided the stockholders approve the share increase that forms part of this proposal.

      To the extent an outstanding option under the Stock Option Plan expires or terminates for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Stock Option Plan.

      Should any change be made to the Common Stock issuable under the Stock Option Plan, whether by reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or similar capital adjustment, appropriate adjustments will be made to (i) the maximum number of shares of Common Stock issuable under the Stock Option Plan, (ii) the maximum number of shares for which any one person may be granted stock options under the Stock Option Plan per calendar year, and (iii) the number, price and kind of securities subject to any outstanding options under the Stock Option Plan.

Valuation

      The fair market value per share of Common Stock on any relevant date under the Stock Option Plan will be the closing selling price per share on the date immediately prior to the date in question on the NASDAQ National Market. On April 19, 2002, the closing selling price per share was $_____.

Option Grants

      Under the Stock Option Plan, each individual who first becomes a non-employee Board member on or after June 10, 1998, whether through election at an Annual Meeting of Stockholders or through appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a Non-Qualified Option to purchase 9,000 shares of common stock ("initial grant"), provided such individual has not previously been in the Corporation's employ.

      On the date of each Annual Meeting of Stockholders beginning with the 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will receive an option grant for 4,000 shares of common stock and, if the Chairman of the Board is not an executive of the Company, such individual will receive an option to purchase 8,000 shares of common stock (the "annual grant"), provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such additional option grants any one individual may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation may be eligible to receive one or more such annual option grants over their period of Board service. Each such annual grant share option grant will be made to the non-employee Board member, whether or not he or she is standing for re-election at the particular Annual Meeting of Stockholders at which the grant is to be made, so long as he or she is to continue to serve as a non-employee Board member.

      Each initial grant will be immediately exercisable for any or all of the option shares. However, any shares of common stock purchased under the option grant will be subject to repurchase by the Corporation, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Each grant will vest, and the Corporation's repurchase rights will lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4) year period measured from the option grant date.

      Each annual grant will also be immediately exercisable for any or all of the option share, and any shares of common stock purchased under the annual grant will be subject to repurchase by the Corporation, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. However, each annual grant will vest, and the Corporation's repurchase right will lapse, upon the earlier of (x) optionee's completion of one (1) year of Board service measured from the option grant date, and (y) the date of the next Annual Meeting of Stockholders.

Cessation of Board Service

      Should the optionee cease to serve as a member of the board of directors for any reason while holding one or more automatic option grants, then the optionee (or, in the event of the optionee's death, the representative of the optionee's estate or the person or persons to whom those options are transferred) will have a twelve (12)-month period in which to exercise each such option for any or all shares of common stock in which the optionee is vested under that option at the time of such cessation of service. Under no circumstances, however, may any such option be exercised at the specified expiration of the option term. Upon the expiration of the twelve (12)-month period or (if earlier) upon the expiration of the option term, the option will terminate and cease to be outstanding for all vested shares for which it has not otherwise been exercised. However, upon the optionee's cessation of board service for any reason other than death or permanent disability, each option will immediately terminate and cease to be outstanding with respect to any option shares in which the optionee is not at that time vested.

      Should the optionee die or become permanently disabled while serving as a Board member, then the shares of common stock at the time subject to each automatic option grant held by such individual will immediately vest in full, and the optionee (or the representative of the optionee's estate or the person or persons to whom those options are transferred upon the optionee's death) will have until the earlier of (i) the end of the twelve (12)-month period measured from the date of the optionee's cessation of Board service or (ii) the expiration of the option term in which to exercise each such option for any or all of those fully-vested shares of common stock.

Stockholder Rights and Option Assignability

      An optionee will not have any stockholder rights pursuant to an outstanding option until a stock certificate is issued representing the shares purchased upon the exercise of such option.

      Option grants under the Stock Option Plan will be assignable in whole or in part by the non-employee Board member during his or her lifetime, but only to the extent such assignment is, in connection with the optionee's estate plan, made to one or more members of the optionee's immediate family or to a trust established exclusively for such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. To the extent the non-employee Board member dies while holding one or more automatic option grants, those grants will be transferred in accordance with the terms of his or her will or the laws of inheritance.

Change of Control, Hostile Take-Overs

      In the event of a Change in Control, the shares of common stock at the time subject to each outstanding automatic option grant will automatically vest in full, and the Company's repurchase rights with respect to those shares will terminate, so that each such option may be exercised for any or all of those shares as full-vested shares of common stock.

      A Change in Control is defined under the Stock Option Plan as a change in ownership or control of the Company effected through any of the following transactions: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, (iii) the acquisition, directly or indirectly, by any person or group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders or (iv) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the member of the board of directors ceases, by reason of one or more contested elections for member of the board of directorship, to be composed of individuals who either (a) have been member of the board of directors continuously since the beginning of such period or (b) have been elected or nominated for election as member of the board of directors during such period by at least a majority of the member of the board of directors described in clause (a) who were still in office at the time the Board approved and continued such election or nomination.

      Each non-employee member of the board of directors holding an automatic option grant will have the unconditional right exercisable at any time during the thirty (30)-day period immediately following a Hostile Take-Over to surrender such option to the Company in return for a cash distribution in an amount equal to the excess of (i) the Take-Over Price (as defined blow) of the shares of common stock at the time subject to the surrendered option (whether or not those shares are otherwise at the time vested) over (ii) the aggregate exercise price payable for those shares. The cash distribution to which the non-employee member of the board of directors becomes entitled upon such surrender will be made within five (5) days following the option surrender date. The exercise of such right in accordance with the foregoing terms and conditions has been pre-approved by the shareholders in connection with their approval of the Stock Option Plan, and no additional approval of the Board will be required at the time the option is actually surrendered.

      A Hostile Take-Over will be deemed to occur in the event any person or related group of persons directly or indirectly acquires securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept.

      The Take-Over Price per share of common stock will be deemed to be equal to the greater of (i) the fair market value per share of common stock on the option surrender date or (ii) the highest reported price per share of common stock paid by the tender offeror in effecting the Hostile Take-Over.

      The shares of common stock subject to each option surrendered in connection with the Hostile Take-Over will not be available for subsequent issuance under the Stock Option Plan

Amendment and Termination

      The board of directors may amend or modify the Stock Option Plan in any or all respects whatsoever, subject to any stockholder approval under applicable law or regulation. The board of directors may terminate the Stock Option Plan at any time, and the Stock Option Plan will, in all events, terminate on June 30, 2008.

New Plan Benefits

      Four members of the board of directors, including the Chairman of the Board of Directors, are non-employee members. On May 16, 2002, each director, other than the Chairman of the Board of Directors, will be entitled to an automatic grant of an option to purchase and aggregate of 4,000 shares of common stock and the Chairman of the Board of Directors will be entitled to an automatic grant of an option to purchase and aggregate of 8,000 shares of common stock. If each such non-employee member of the board will continue to serve as such, he will continue to be entitled to such automatic stock option grants.

Federal Income Tax Consequences

      Options granted under the Stock Option Plan are non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for such options is as follows:

      No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      Trikon will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of Trikon in which such ordinary income is recognized by the optionee- Trikon anticipates that the compensation deemed paid by Trikon upon the exercise of non-statutory options will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Trikon.

Accounting Treatment

      Option grants to members of the board of directors with an exercise price equal to the fair market value of the shares on the grant date will not result under current generally accepted accounting principles in any charge to Trikon's earnings, but Trikon must disclose, in pro-forma statements to Trikon's financial statements, the impact the option grants would have upon Trikon's reported earnings were the fair value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining Trikon's earnings per share on a fully-diluted basis.

Stockholder Approval Required

      The affirmative vote of a majority of the shares present or represented and voting at the annual meeting, together with the affirmative vote of the required quorum, is required for approval of the amendment to the Stock Option Plan.

Recommendation of the Board of Directors

      The board of directors recommends a vote FOR the above proposal.

                                 PROPOSAL NO. 3:

                         APPROVAL OF THE REINCORPORATION

      The board of directors and management believe that it is essential for the Company to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation upon which the board's and management's governance decisions can be based.

      For many years Delaware has followed a policy of encouraging corporations to incorporate in that state, and in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result, many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the reincorporation we are proposing. The board of directors believes that the Company's shareholders would benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

      In addition, the increasing incidence of anti-corporate ballot initiatives and litigation directed against directors and officers of companies in California has greatly expanded the risks facing California corporations and their directors and officers in exercising their respective duties, and, as a result, the costs of doing business as a California corporation. The board of directors has no present knowledge of any proposed tender offer or other attempt to acquire control of the Company without the consent of management, and no such tender offer or other type of shift of control is presently pending or has occurred in the past. Nonetheless, if such action were attempted in the future, the laws of Delaware would be better suited to the defense of such action than the laws of California. Furthermore, the proposed reincorporation would permit the Company to limit the liability of directors and to provide indemnification to the Company's officers, directors and employees to a degree greater than is presently possible under California law. The Company seeks to retain the most capable individuals available to serve as the Company's officers and directors. The board of directors believes that the reincorporation may be a significant factor in attracting such individuals and in encouraging existing directors and officers to continue to serve in these capacities and in freeing them to make corporate decisions on their own merits rather than out of a desire to avoid personal liability. It should be noted, however, that there may be an inherent conflict of interest in the board of directors' recommendation of the proposed reincorporation due to the interest of the members of the Company's board of directors in obtaining the protection of such limited liability provisions.

Mechanics Of Reincorporation

      The proposed reincorporation would be accomplished by merging the Company into Trichina Technologies, Inc., a newly-formed Delaware corporation wholly owned by the Company, pursuant to an Agreement and Plan of Merger, substantially in the form attached as Exhibit C to this proxy statement. Pursuant to the merger agreement, each outstanding share of the Company's Common Stock, would be automatically converted into one share of common stock of Trikon Technologies, Inc. par value $.01 per share, upon the effective date of the reincorporation merger.

      Following the reincorporation merger, each stock certificate representing issued and outstanding shares of Common Stock would continue to represent the same number of shares of common stock of Trikon Technologies, Inc. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF Trikon Technologies, Inc. Shareholders may, however, exchange their certificates if they so choose. Shares of Common Stock converted into shares of Trikon Technologies, Inc.'s common stock would continue to trade on the Nasdaq National Market, under the same symbol (TRKN) as the shares of Common Stock are currently traded.

      If approved by the shareholders, it is anticipated that the reincorporation merger will become effective as soon as practicable following the Annual Meeting. The reincorporation, however, may be abandoned, either before or after shareholder approval if circumstances arise that, in the opinion of the Company's board of directors, make it inadvisable to proceed.

Consequences of the Reincorporation

      The reincorporation proposal would result only in a change in the Company's legal domicile and certain other changes of a legal nature that are described in this proxy statement. The proposed reincorporation would not result in any change in the Company's business, management, fiscal year, assets or liabilities or location of the principal facilities. The following discussion provides an overview of how the reincorporation would affect certain matters.

      Board of Directors

      Following the reincorporation merger, the Company's board of directors would continue to consist of the directors holding office prior to the reincorporation merger.

      Shareholder Rights

      Although the charter and bylaws of the Company and Trikon Technologies, Inc. are substantially similar, there are certain differences in these documents and under California law and Delaware law with respect to shareholder rights. See the section entitled "Differences in the Charters and Bylaws of the Company and Trikon Technologies, Inc." for a discussion of the effects of these differences.

      Employee Benefits

      All the Company's employee benefit, stock option and employee stock purchase plans would be assumed and continued by Trikon Technologies, Inc., and each option or right issued pursuant to such plans would automatically be converted into an option or right to purchase the same number of shares of common stock of Trikon Technologies, Inc., at the same price per share, upon the same terms, and subject to the same conditions. Other of the Company's employee benefit arrangements would also be continued by Trikon Technologies, Inc. upon the terms and subject to the conditions currently in effect.

U.S. Federal Income Tax Consequences

      The reincorporation is intended to be tax free to us and the Company's shareholders under the Internal Revenue Code. Accordingly, it is expected that no gain or loss would be recognized by the holders of shares of the Company's common stock solely as a result of the reincorporation, and no gain or loss would be recognized by the Company or Trikon Technologies, Inc. Each former holder of shares of the Company's Common Stock would have the same tax basis in the Trikon Technologies, Inc. common stock received by such holder pursuant to the reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the effective time. Each stockholder's holding period with respect to Trikon Technologies, Inc.'s common stock would include the period during which such holder held the shares of the Company's common stock, so long as the latter were held by such holder as a capital asset at the effective time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the reincorporation.

      The Company believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of common stock so long as (i) such options (a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (ii) the options to purchase Trikon Technologies, Inc.'s common stock into which the Company's outstanding options will be converted in the reincorporation also lack a readily ascertainable value when issued. Notwithstanding the foregoing, optionees should consult their own tax advisors regarding the federal income tax consequences to them of the reincorporation as well as any consequences under the laws of any other jurisdiction.

Accounting Consequences

      There will be no material accounting consequences for the Company resulting from the reincorporation.

Differences In the Charters and Bylaws Of The Company's Company And Trikon Technologies, Inc.

      The provisions of the Trikon Technologies, Inc. certificate of incorporation and bylaws are similar to the Company's articles of incorporation and bylaws in many respects. The Company's articles of incorporation and bylaws are on file with the Securities and Exchange Commission and are available from us upon request. The proposed forms of Trikon Technologies, Inc.'s certificate of incorporation and bylaws are attached to this proxy statement as Exhibit D and Exhibit E, respectively. The following discussion is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences. The discussion is qualified in its entirety by reference to the respective corporation laws of California and Delaware and the full text of the corporate charters and bylaws of each of the constituent companies.

      Authorized Stock

      The Company's articles of incorporation currently authorize us to issue up to 50 million shares of common stock, no par value, and 20 million shares of preferred stock, no par value. The certificate of incorporation of Trikon Technologies, Inc. provides that it will have 50 million authorized shares of common stock, par value $0.01 per share, and 20 million shares of preferred stock, par value $0.01 per share. Like the Company's articles of incorporation, Trikon Technologies, Inc.'s certificate of incorporation provides that the board of directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock.

      Monetary Liability of Directors

      The Company's articles of incorporation and the certificate of incorporation of Trikon Technologies, Inc. both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under applicable law. The provision eliminating monetary liability of directors set forth in the Trikon Technologies, Inc. certificate of incorporation is, however, potentially more expansive than the corresponding provision in the Company's articles of incorporation. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

      Power To Call Special Shareholder's Meetings

      Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may only be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The bylaws of Trikon Technologies, Inc. authorize the board of directors, the Chairman of the Board or the President to call a special meeting. Therefore, the only difference in who may call a special stockholders' meeting will be that shareholders of Trikon Technologies, Inc. will be unable to call such a meeting.

      Cumulative Voting

      The Company's by-laws provide that cumulative voting may be used for the election of directors. The by-laws of Trikon Technologies, Inc. do not provide for cumulative voting.

      Filling Vacancies On The Board of Directors

      Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board or directors only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. The Company's bylaws permit directors to fill vacancies other than vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, will fill such vacancy or newly created directorship). The bylaws of Trikon Technologies, Inc. provide that any vacancy created, even by the removal of a director, may be filled by a majority of the board of directors.

Significant Differences Between the Corporation Law of California and Delaware

      In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences that could materially affect the rights of shareholders are discussed below. The following is not an exhaustive description of all differences between the two states' laws.

      Stockholder Approval of Certain Business Combinations

      In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

      Delaware

      Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or that owns, individually or with or through any of its affiliates or associates, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by
Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder became an interested stockholder the board of directors of the subject corporation approved either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made the person an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether the shares held subject to the plan will be tendered in a tender or exchange offer); or (iii) at or subsequent to the date such person or entity became an interested stockholder, the board approved the business combination and it is authorized at the Company's annual or special stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation may elect not to be governed by Section 203 and the Trikon Technologies, Inc. certificate of incorporation and bylaws do contain such an election.

      Section 203 might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Trikon Technologies, Inc. in which all stockholders would not be treated equally. The Company's board of directors was concerned, however, that Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

      California

      California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 would have provided similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

      Classified Board of Directors

      A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

      Delaware

      Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election EACH YEAR. Trikon Technologies, Inc. certificate of incorporation and bylaws do not provide for a classified board, and the adoption of a classified board of directors in the future would require stockholder approval.

      California

      Under California law, a listed corporation generally may provide for a classified board of directors by adopting amendments to its articles or bylaws, which amendments must be approved by the shareholders. The Company's articles of incorporation and bylaws do not currently provide for a classified board.

      Removal of Directors

      Delaware

      Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. Unless the certificate of incorporation otherwise provides, in the case of a Delaware corporation whose board is classified, however, stockholders may effect such removal only for cause. In addition, as in California, if the Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules.

      California

      Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, in the case of a corporation with cumulative voting or whose Board is classified, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

      The Company's articles of incorporation do not provide for a classified board of directors or for cumulative voting. The Trikon Technologies, Inc. certificate of incorporation will not provide for a classified board of directors or for cumulative voting. As a result, after the proposed reincorporation, and like the Company's current situation, Trikon Technologies, Inc.'s directors or any individual director could be removed with or without cause with the approval of a majority of all of the outstanding shares entitled to vote.

      Indemnification and Limitation of Liability

      California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining the most capable directors.

      Delaware

      The Delaware General Corporation Law was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of the current difficulties in obtaining and maintaining directors and officers insurance. The legislative commentary to the law states that it is "intended to allow Delaware companies to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances." One provision of the revised Delaware General Corporation Law permits a corporation to include a provision in its certificate of incorporation that limits or eliminates the personal liability of a director for monetary damages arising from breaches of his fiduciary duties to the corporation or its stockholders, subject to certain exceptions.

      The Trikon Technologies, Inc. certificate of incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future to the extent such amendment permits broader indemnification. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Trikon Technologies, Inc. or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      In effect, under the Delaware law provision, a director of Trikon Technologies, Inc. could not be held liable for monetary damages to Trikon Technologies, Inc. or its stockholders for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to Trikon Technologies, Inc.

      California

      The California Corporation Law was amended in 1987 to permit California corporations to include in their articles of incorporation an indemnity provision generally similar to that permitted under Delaware law, except that:
(i) the California provision applies only to actions brought by or in the right of the corporation, but not to actions brought directly by shareholders (such as a shareholder class action lawsuit), while the Delaware provision applies to both; and (ii) under the California provision, personal liability of a director for monetary damages cannot be limited or eliminated where liability arises from "acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders" or "acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders."

      The Company's articles of incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; and (vii) liability for improper distributions, loans or guarantees.

      Inspection of Shareholder List

      Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have initiated a proxy contest with respect to the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

      Dividends and Repurchases of Shares

      California law dispenses with the concept of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

      Delaware

      Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

      California

      Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). In addition, no distribution is permitted if the corporation is, or the distribution would cause the corporation to be, insolvent. Such tests are applied to California corporations on a consolidated basis.

      To date, we have not paid any cash dividends on the Company's outstanding common shares and do not anticipate doing so in the foreseeable future.

      Shareholder Voting

      In the context of a proposed acquisition, both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

      Delaware

      Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

      California

      California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

      Appraisal Rights

      Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

      Delaware

      Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the reincorporation merger under Delaware law.

      California

      The limitations on the availability of appraisal rights under California law are different from those under Delaware law. California law generally affords appraisal rights in sale of asset reorganizations. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

      Dissolution

      Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Trikon Technologies, Inc.'s certificate of incorporation contains no such supermajority voting requirement.

      Interested Director Transactions

      Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

      Shareholder Derivative Suits

      California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if such stockholder's stock thereafter devolved upon such stockholder by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application of the General Corporation Law of California to Delaware
Corporations

      Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) that have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. An exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the Nasdaq National Market System. Following the proposed reincorporation, the common stock of Trikon Technologies, Inc. will continue to be traded on the Nasdaq National Market System and, accordingly, it is expected that Trikon Technologies, Inc. will be exempt from Section 2115.

Recommendation of the Board of Directors

      The board of directors recommends that the stockholders vote FOR the reincorporation of the Company from California to Delaware.

                                 PROPOSAL NO. 4:

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee recommends, and the Board of Director selects, independent public accountants for Trikon. The Audit Committee has recommended that Ernst & Young, who served during the 2001 fiscal year, be selected as Trikon's independent public accountants for 2002, and the Board has approved the selection. Unless a stockholder directs otherwise, proxies will be voted for the approval of the selection of Ernst & Young as independent public accountants for 2002. If the stockholders do not approve the appointment of Ernst & Young, the Board will consider the selection of other independent public accountants for 2002.

      At the annual meeting, the stockholders are being asked to ratify the selection of Ernst & Young as Trikon's independent public accountants for the fiscal year ending December 31, 2002. The affirmative vote of the majority of shares of Common Stock present or represented and voting at the annual meeting, together with the affirmative vote of at least a majority of the required quorum, is required for approval of the ratification of Ernst & Young as Trikon's independent public accountants.

      In the event the stockholders fail to ratify the appointment, the board of directors will reconsider its selection. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the board of directors feels that such a change would be in Trikon's and its stockholders, best interests.

Audit Fees

      The aggregate fees billed by Ernst & Young for professional services rendered for (i) the audit of Trikon's annual financial statements set forth in Trikon's Annual Report on Form 10-K for the fiscal year ended December 31, 2001,
(ii) the reviews of the financial statements included in Trikon's Quarterly Reports on Form 10-Q for that fiscal year and (iii) review of the Company's registration statements on Forms S-3 and S-8, were $137,000.

Financial Information Systems Design and Implementation Fees

      Trikon has not retained Ernst & Young to perform services in connection with (i) operating or supervising the operation of Trikon's financial information system or managing Trikon's local area network, or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to Trikon's financial statements taken as whole.

All Other Fees

      The aggregate fees billed by Ernst & Young for all other professional services rendered during the fiscal year ended December 31, 2001, other than as stated above under the caption Audit Fees, were $99,000. These fees include work performed by Ernst & Young with respect to tax compliance and consulting.

      The Audit Committee has advised Trikon that it has determined that the non-audit services rendered by Ernst & Young during Trikon's most recent fiscal year are compatible with maintaining the independence of such auditors.

Recommendation of the Board of Directors

      The board of directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young to serve as Trikon's independent public accountants for the fiscal year ending December 31, 2002.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

      The board of directors has no knowledge of any other matters that may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournments thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxies in accordance with their best judgment.

                SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      To the extent known by Trikon, the following table sets forth certain information regarding beneficial ownership of Common by: (i) each person (or group or affiliated persons) who is known by Trikon to own beneficially more than 5% of Trikon's outstanding Common Stock or Series H Preferred Stock, (ii) each of Trikon's directors and nominees for director, (iii) each of the executive officers named in the "SUMMARY COMPENSATION TABLE" and (iv) Trikon's directors and executive officers as a group. For purposes of calculating the percentage beneficially owned, the number of shares of Common Stock includes (x) 12,891,526 shares of Common Stock outstanding as of March 31, 2002 and (y) the shares of Common Stock subject to options and warrants held by the person or group that are currently exercisable or exercisable within 60 days from February 21, 2001. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

                                             Shares of
                                             Common Stock
                                             Beneficially           Percent of
Name and Address of Beneficial Owner         Owned                 Common Stock
------------------------------------         ------------          ------------
Spinner Global Technology Fund, Limited (1)     1,518,523                 11.8%
    C/O Citco NV
    Kaya Flamboyan
    P.O. Box 812
    Curacao
    Netherlands, Antilles

William D. Witter, Inc.(2).........               824,253                  6.4%
    One Citicorp Center
    153 East 53rd Street
    New York, NY 10022

Kern Capital Management, LLC(3)                   810,000                  6.3%
    114 West 47th Street
    Suite 1926
    New York, New York 10036

Christopher D. Dobson..............          1,642,614(4)                 12.7%

Robert Anderson....................             13,000(5)                     *

Nicolas Carrington.................             14,880(6)                     *

William J. Chappell................              7,500(7)                     *

Richard M. Conn....................             16,863(8)                     *

Stephen Wertheimer.................             18,800(9)                     *

Nigel Wheeler......................           211,266(10)                  1.6%

All directors and executive officers as a
group (7 persons)..................         1,924,923(11)                 14.6%
------------------------
*        Less than 1.0%

(1) The number of shares of common stock beneficially owned by Spinner Global Technology ("Spinner") is based on information in a Schedule 13G filed by Spinner on May 30, 2001 and includes 92,593 shares underlying warrants.

(2) The number of shares of common stock beneficially owned by William D. Witter, Inc. ("Witter") is based on information in a Schedule 13G filed by Witter on February 7, 2002.

(3) The number of shares of common stock beneficially owned by Kern Capital Management, L.L.C. ("Kern") is based on information in a Schedule 13G filed by Kern on February 14, 2002.

(4) Includes 1,149,281 restricted shares of Common Stock that vest 100% on the earlier of (i) May 14, 2003, or (ii) the sale of all or substantially all of the assets of Trikon. Also includes 8,000 shares of Common Stock issuable under stock options exercisable within 60 days of March 31, 2002.

(5) Includes 13,000 shares of Common Stock issuable under stock options exercisable within 60 days of March 31, 2002.

(6) Includes 14,880 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of March 31, 2002.

(7) Includes shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of March 31, 2002.

(8) Includes 16,863 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of March 31, 2002.

(9) Includes 18,800 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of March 31, 2002.

(10) Includes 211,266 shares of Common Stock issuable under stock options exercisable within 60 days of March 31, 2002.

(11) Includes 290,309 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of March 31, 2002.

Compliance with SEC Reporting Requirements

      Section 16(a) of the Exchange Act ("Section 16(a)"), requires Trikon's directors and certain of its officers, and persons who own more than 10% of Trikon's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Insiders are required by Commission regulations to furnish Trikon with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, Trikon believes that its Insiders complied with all applicable Section 16 filing requirements for 2001, on a timely basis.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth all compensation received for services rendered to Trikon in all capacities for the years ended December 31, 2001, 2000 and 1999, by (i) each person who served as Chief Executive Officer of Trikon during the year ended December 31, 2001 and (ii) each of the other executive officers of Trikon who were serving as executive officers at December 31, 2001 and whose total compensation exceeded $100,000 (collectively, the "Named Executive Officers"). Perquisites amounting in aggregate to the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer are not disclosed. For the purpose of calculating salaries and other compensation paid in British pounds to Nigel Wheeler, Christopher Dobson, Nicolas Carrington and Jeremy Linnert, the conversion rate of 1.44 is used, which is the average rate of exchange for the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                          Compensation
                                                    ------------------------
                                                                                                                           All
                                                                                                     Securities           Other
                                        Fiscal                                 Restricted Stock     Underlying         Compensation
                                         Year       Salary ($)     Bonus ($)      Awards ($)       Options/SAR(1)          ($)
                                         ----       ----------     ---------      ----------       --------------      ------------
Nigel Wheeler (2)................        2001         375,388      37,440(3)          --              50,000            60,627(4)
   Director, President, Chief            2000         248,005        124,000          --              50,000            78,811(5)
   Operating Officer, and Chief          1999         263,408        131,704          --             257,688            76,964(6)
   Executive Officer

Christopher D. Dobson(7).........        2001         115,504      1,500,000          --                  --            24,520(8)
   Chairman of the Board and             2000         292,128        298,214          --                  --            18,416(9)
   Chief Technical Officer               1999              --             --          --                  --            17,237(10)

Nicolas Carrington(11)...........        2001         128,017         77,240          --               7,000           21,585(12)
   Senior Vice President, Sales          2000         122,735        360,490          --               5,000           16,633(13)
   and Field Operations                  1999         117,564         79,962          --                  --           18,871(14)

William J. Chappell (15).........        2001         129,942         12,960          --              37,000           97,522(10)
   Chief Financial Officer

(1) The number of shares of Common Stock underlying stock options granted in fiscal 1999 has been adjusted for the effect of the one for ten reverse stock split on December 17, 1999.

(2)   Mr. Wheeler was appointed Chief Executive Officer in October 1998.

(3) Bonus earned in 2001 by Messrs. Wheeler and Chappell have not been paid by the Company as of April 9, 2002 and each of Messrs. Wheeler and Chappell have agreed to defer receipt of the bonus.

(4) Of this amount, $25,391 represents a car allowance and $31,728 represents a pension contributions by Trikon on behalf of the officer.

(5) Of this amount, $19,430 represents a car allowance and $55,801 represents pension contributions by Trikon on behalf of this officer.

(6) Of this amount, $13,883 represents a car allowance and $59,266 represents pension contributions by Trikon on behalf of the officer.

(7) Mr. Dobson served as Chief Executive Officer from December 1991 to May 1998 and Chief Technical Officer until May 15, 2001. Amounts for 2001 represent payments for the period ended May 15, 2001.

(8)   Of this amount, $20,680 represents a car allowance.

(9)   Of this amount, $15,086 represents a car allowance.

(10)  Of this amount, $13,303 represents a car allowance.

(11) Mr. Carrington was appointed Senior Vice President Sales and Field operations in December 1997.

(12) Of this amount, $12,015 represents a car allowance and $8,825 represents pension contributions by Trikon on behalf of this officer.

(13) Of this amount, $10,518 represents a car allowance and $5,433 represents pension contributions by Trikon on behalf of this officer.

(14) Of this amount, $11,748 represents a car allowance and $5,738 represents pension contributions by Trikon on behalf of the officer.

(15)  Mr. Chappell was appointed Chief Financial Officer in January 2001.

(16) Of this amount $14,722 represents a car allowance, $6,497 represents pension contributions by Trikon on behalf of the officer and $73,778 represents payments made in connection with a relocation package for Mr. Chappell.

Option Grants in Last Fiscal Year

      The following table sets forth each grant of stock options made during the year ended December 31, 2001 to each of the Named Executive Officers. No stock appreciation rights ("SARs") have ever been granted by Trikon.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                Percent of                               Annual Rates of
                                Number of     Total Options                                Stock Price
                                Securities      Granted to                               Appreciation for
                                Underlying     Employees in   Exercise                    Option Term(2)
                                 Options       Fiscal Year    Price       Expiration  --------------------
                               Granted (#)         (%)        ($/sh)(1)      Date       5%($)     10%($)
                               -----------    -------------   ---------   ----------    -----     ------
Nigel Wheeler..............     50,000(3)          28.1%        $11.50    03/02/11    $361,614   $916,402
Christopher D. Dobson...(4)            --            --             --          --          --         --
Nicolas Carrington.........      7,000(5)           3.9%        $10.88    09/05/11     $47,897   $121,379
William J. Chappell........     30,000(6)          16.9%         $9.44    01/03/11     $178,102   $451,348
                                 7,000(7)           3.9%        $10.88    09/05/11     $47,897   $121,379

(1) Represents the fair market value of the underlying shares of Common Stock at the time of grant.

(2) Represents the value of the shares of Common Stock issuable upon the exercise of the option, assuming the stated rates of price appreciation for ten years, compounded annually, with the aggregate exercise price deducted from the final appreciated value. Such annual rates of appreciation are for illustrative purposes only, are based on requirements of the commission and do not reflect Trikon's estimate of future stock appreciation. No assurance can be given that such rates of appreciation, or any appreciation, will be achieved.

(3) Represents stock options that vest in equal, annual increments of 25% over the four-year period of service measured from their date of grant, March 2, 2001.

(4) Excludes options to purchase 8,000 shares of Common Stock granted to Mr. Dobson's pursuant to the 1998 Directors Stock Option Plan after his retirement from the office of Chief Technical Officer.

(5) Represents stock options that vest in equal, annual increments of 25% over the four-year period of service measured from their date of grant, September 5, 2001.

(6) Represents stock options that vest in equal, annual increments of 25% over the four-year period of service measured from their date of grant, January 3, 2001.

(7) Represents stock options that vest in equal, annual increments of 25% over the four-year period of service measured from their date of grant, September 5, 2001.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth the number of exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 2001. No shares of Common Stock were acquired upon the exercise of stock options by the Named Executive Officers during the fiscal year 2001.

                                                                          Number of Securities            Value of Unexercised
                                                                         Underlying Unexercised          In-the-Money Options at
                              Shares Acquired      Value Realized      Options at Fiscal Year-End             Fiscal Year End
Name                          on Exercise (#)            ($)           Exercisable/Unexercisable (#)   Exercisable/Unexercisable ($)
----                          ---------------            ---           -----------------------------   -----------------------------

Nigel Wheeler............          27,500              315,658                195,766/159,422                 1,624,525/773,960
Christopher D. Dobson....            --                   --                      8,000/0                           --/--
Nicolas Carrington.......           9,000               97,161                 13,130/17,500                    5,641/76,596
William J. Chappell                  --                   --                     0/ 37,000                        --/75,465

Pension Plans

      The Company operates a pension plan known as "The Electrotech Retirement Benefits Scheme", pursuant to which participating employees receive retirement benefits based upon their final pensionable salary. This pension plan was curtailed effective April 6, 2001, and participants do not earn any additional benefits for service after such date. The Company is investigating the full wind up of the scheme such that the Company would pay a final cash payment to the Plan, which would relieve the Company of any further obligations to the Plan. As at April 02, 2002 no settlement of the Plan had occurred.

      The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age, which is age 65 except for, female members. Pensions earned prior to 6th April 1996 may be taken unreduced from age 60. Prior to its curtailment, participants in the pension plan were required to contribute at the rate of 5% of taxable remuneration with the balance of the cost being met by the Company. Benefits are provided on retirement, death and withdrawal, with vesting after two years of service in the plan. Pensions increase in payment at the rate of 5% per annum. Benefits are calculated with reference to taxable remuneration and years of service in the plan and are not subject to offsets for social security retirement benefits:

                               Pension Plan Table

                                                                                    Years of Service
                           --------------------------------------------------------------------------------------------------------
     Remuneration               5              10              15             20             25             30             35
-------------------------- ------------   ------------   -------------  -------------  -------------  -------------  -------------

(pound)50,000. . . . . .   (pound)4,167   (pound)8,333   (pound)12,500  (pound)16,667  (pound)20,833  (pound)25,000  (pound)29,167
      100,000. . . . . .          8,333         16,667          25,000         33,333         41,667         50,000         58,333
      150,000. . . . . .         12,500         25,000          37,500         50,000         62,500         75,000         87,500
      200,000. . . . . .         16,667         33,333          50,000         66,667         83,333        100,000        116,667
      250,000. . . . . .         20,833         41,667          62,500         83,333        104,167        125,000        145,833
      300,000. . . . . .         25,000         50,000          75,000        100,000        125,000        150,000        175,000

                           Years of Service
                           ---------------
     Remuneration            40 or more
-------------------------- ---------------

(pound)50,000. . . . . .    (pound)33,333
      100,000. . . . . .           66,667
      150,000. . . . . .          100,000
      200,000. . . . . .          133,333
      250,000. . . . . .          166,667
      300,000. . . . . .          200,000

      A participant's remuneration covered by Trikon's pension plan is his or her highest taxable salary (the "Highest Taxable Salary") in the last five plan years of the participant's career or, in the case of a controlling director with a 20% stock holding, the average such salary over his or her last three plan years. A participant earns one-sixtieth (1/60) of his Highest Taxable Salary for each year of service to a maximum of forty-sixtieths (40/60). As a result of the curtailment of the pension plan, the pension for Mr. Wheeler, the only named executive covered by the plan ,will be based on 20 years 7 months of service at a salary of (pound)268,750. Subsequent to the curtailment of the pension plan, the Company ceased making contributions to the Electrotech Retirement Benefits Scheme on behalf of Mr. Wheeler. Pension contributions on behalf of Mr. Wheeler for fiscal years 1998, 1999 and 2000, respectively, are as included in the All Other Compensation column of the Summary Compensation Table.

                         TEN-YEAR OPTION/SAR REPRICINGS

--------------------------------------- ------------ ---------------- ---------------- ---------------- --------------
                                                        Number of
                                                       Securities      Market Price
                                                       Underlying       of Stock at    Exercise Price
                                                      Options/SARs        Time of        at Time of
                                                       Repriced or     Repricing or     Repricing or    New Exercise
                 Name                      Date        Amended (#)     Amendment ($)    Amendment ($)     Price ($)
--------------------------------------- ------------ ---------------- ---------------- ---------------- --------------
Nigel Wheeler...................          2/06/98       200,000           $1.4375          11.6250         $1.4375
--------------------------------------- ------------ ---------------- ---------------- ---------------- --------------
Nicolas Carrington..............          2/06/98        36,300           $1.4375          11.6250         $1.4375
--------------------------------------- ------------ ---------------- ---------------- ---------------- --------------
Jeremy Linnert..................          2/06/98        15,000           $1.4375          11.6250         $1.4375
--------------------------------------- ------------ ---------------- ---------------- ---------------- --------------

Employment Agreements

Nigel Wheeler. The Company has entered into an employment agreement with Nigel Wheeler, dated November 15, 1996, pursuant to which Mr. Wheeler was nominated as a director and as the President and Chief Operating Officer for the three-year term of the agreement. The agreement with Mr. Wheeler renews annually unless terminated by either party. Under the agreement, Mr. Wheeler is paid a base salary of $375,000 per year, net of any U.S. taxes or other assessments so long as he is not a U.S. citizen. The base salary is subject to certain annual, upward adjustments by the Company. In addition, Mr. Wheeler is eligible to receive an annual performance bonus for each year of service. The employment agreement further provides certain customary insurance, vacation benefits and termination provisions.

      On October 27, 1998, the Board of Directors appointed Mr. Wheeler as Chief Executive Officer. In connection with his appointment as Chief Executive Officer, the Board of Directors agreed to (i) immediately grant him options to purchase 20,000 shares of Common Stock, (ii) on or about January 1, 1999, grant him additional options to purchase 50,000 shares of Common Stock, and (iii) subject to stockholder approval, grant additional options to purchase shares of Common Stock equal to 2% of the Company's then outstanding Common Stock on a fully diluted basis. Mr. Wheeler is authorized to direct the Company to allocate all or a portion of such options to other members of management. Stockholder approval was granted at the Annual Meeting of Stockholders on June 14, 1999.

Christopher D. Dobson. In connection with the Exchange Offer, the Board of Directors entered into certain agreements with Christopher D. Dobson, Chairman of the Board and then Chief Executive Officer of the Company. The Company and Mr. Dobson agreed that upon the consummation of the Exchange Offer, 1,149,281 shares of restricted Common Stock would be granted to Mr. Dobson. The Restricted Stock shall vest one hundred percent (100%) upon the earlier of (i) the date five years after the closing of the Exchange Offer, or (ii) the sale of all or substantially all of the assets of the Company, the direct sale by the Company's stockholders possessing more than 50% of the total combined voting power of the Company's outstanding securities to persons different than those holding such securities immediately prior to such sale or the merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to persons different than those holding such securities immediately prior to the merger or consolidation. The restricted stock shall automatically be acquired by the Company in return for a payment of $0.01 per share of Common Stock upon Mr. Dobson's termination for cause, voluntary cessation of providing services to the Company or if, during the first two (2) years following the Exchange Offer, Mr. Dobson devotes fewer than 750 hours per annum to Trikon related matters. For purposes of the restricted stock, the meaning of "for cause" is limited to willful misconduct that materially injures the pecuniary interests of the Company and any material breach of the noncompetition obligations under these agreements. Mr. Dobson is permitted, at his discretion, to reallocate up to 20% of the restricted stock to other members of senior management of the Company.

      The Board of Directors and Mr. Dobson further agreed that after the consummation of the Exchange Offer, Mr. Dobson shall receive a contingent variable interest up to 3% of the net proceeds (gross proceeds less reasonable and customary expenses) received upon the sale of the Company as follows:


                                                        Cumulative
             Sales Price ($)                          Percentage (%)
         ------------------------                    ------------------

         At least $250 million   . . . . . . . . .          0.5%
         At least $260 million   . . . . . . . . .          1.0
         At least $270 million   . . . . . . . . .          2.0
         At least $280 million   . . . . . . . . .          2.5
         $300 million or more    . . . . . . . . .          3.0

      In addition, the Board of Directors and Mr. Dobson agreed upon certain terms of his employment following the consummation of the Exchange Offer. Among other things, Mr. Dobson shall continue in his position as Chairman and Chief Executive Officer of the Company, devote substantially his full business time to his duties (which shall include research and development work performed on Trikon projects and products, wherever located) and a base salary of 196,000 British pounds. Upon successful recruitment of a chief executive officer candidate, Mr. Dobson shall step down as Chief Executive Officer of the Company and continue to receive compensation at his current rate of compensation, unless in connection therewith he determines to devote substantially less than 75% of his full business time to the Company in which case his base salary shall be reduced by 50%. In the event that Mr. Dobson is terminated for any reason other than cause prior to May 2001, he shall be paid an amount equal to his base salary (as of the date of termination) for the period from the date of termination until May 2001. On May 15, 2001 Mr. Dobson retired as Chief Technical Officer and ceased drawing compensation as an officer of the Corporation. During his employment, Mr. Dobson has agreed not to directly or indirectly be involved with any enterprise engaged in the semiconductor equipment manufacturing industry, subject to a de minimis investment exception. In addition, he also agreed not to solicit any employees of the Company to leave the Company or any business of any customers, licensors or licensees of the Company during his employment and for two (2) additional years thereafter. All intellectual property and know-how developed by Mr. Dobson while employed by the Company will automatically be assigned to the Company without royalties or other payment. Mr. Dobson waived his salary for the whole of 1999.

      In connection with the negotiation of the Applied Materials and Lam Research licenses, restructuring the Company, and future licensing efforts, the Board of Directors authorized a $1,500,000 bonus payable to Mr. Dobson, subject to consummation of the Exchange Offer. Payment of such bonus by the Company was subject to (i) payment of all accrued and unpaid dividends on the Series H Preferred Stock and redemption for cash of all outstanding shares of Series H Preferred Stock issued as payment of dividends on outstanding Series H Preferred Stock, (ii) such payment not being made prior to June 30, 2000 and (iii) at the time of payment Trikon shall have had at least $8,000,000 of EBITDA during and for its two most recently completed fiscal quarters (taken as one period). For purposes of calculating EBITDA, upfront license fees (excluding the Applied Material and Lam Research licenses) shall be equally amortized over the twelve-month period following receipt (including the month of receipt, and, incremental license fees associated with the MORI(TM) source technology. Following the successful completion of these matters, the bonus was paid on June 30, 2001.

      Other than as set forth above, Trikon currently has no employment contracts with any of the Named Executive Officers.

Director Compensation

      Trikon's outside directors (other than the Chairman of the Board of Directors) earn an annual retainer of $15,000 and receive $1,000 for attending a meeting of the board of directors in person, $750 for attending a meeting of the board of directors by telephone and $750 for attending a committee meeting in person or by telephone. The Chairman of the Board of Directors, if he is not an executive of the Company, receives an annual retainer of $30,000, $2,000 for attending a meeting of the board of directors in persons, $1,500 for attending meetings of the board of directors by telephone. Outside directors may also be reimbursed for certain expenses in connection with attendance at board of directors and committee meetings.

      In addition, under Trikon's 1998 Director Stock Option Plan, each individual who is first elected or appointed to the Board as a non-employee Board member after June 10, 1998 (who was previously not an executive officer of the Corporation) will automatically receive, at the time of such initial election or appointment, a stock option to purchase 9,000 shares of Common Stock, and at each annual stockholders meeting, beginning with the 2000 Annual Stockholders Meeting, each individual who is re-elected as a non-employee Board member will automatically receive a stock option to purchase 4,000 (or, in the case of a non executive Chairman of the Board of Directors, 8,000) shares of Common Stock. The shares subject to each 9,000-share option grant vest in a series of four (4) successive equal annual installments upon the director's completion of each year of service on the board of directors over the four (4) year period measured from the date of grant, and the shares subject to each 4,000-share option grant vest upon completion of one year of service, or the next annual meeting of shareholders, whichever is earlier.

Compensation Committee Interlocks and Insider Participation

      The compensation committee of the board of directors of Trikon throughout the fiscal year 2001 consisted of Richard M. Conn, Robert R. Anderson and Stephen N. Wertheimer.

      None of these individuals was at any time during the fiscal year ended December 31, 2001 or at any other time an officer or employee of Trikon. No executive officer of Trikon serves as a member of the board of directors or the compensation committee of any other entity, which has one or more executive officers serving as a member of Trikon's board of directors or compensation committee.

Report of the Compensation Committee of the Board of Directors

      The compensation committee recommends to the board of directors general compensation policies for Trikon, oversees Trikon's compensation plans and specific compensation levels for executive officers, including bonuses, and administers the Stock Option Plan. The following is the report approved by the compensation committee addressing the compensation of Trikon's executive officers for 2001.

      Compensation Policy. Trikon's executive compensation policy is designed to establish an appropriate relationship between executive pay and Trikon's annual performance, long-term growth objectives and ability to attract and retain qualified executive officers. The compensation committee addresses this objective by integrating competitive annual base salaries with (a) bonuses based on annual corporate performance and the achievement of individual performance objectives and (b) stock option grants under the Stock Option Plan. The compensation committee believes that cash compensation in the form of salary and bonus provides Company executives with appropriate immediate rewards for success in current operations, while stock option grants promote management stock ownership and thereby expand management's stake in the long-term performance and success of Trikon.

      For 2001, the compensation committee approved the base salaries of each of Trikon's executive officers. In determining such base salaries, Trikon examined salaries paid to executive officers of semiconductor equipment companies and other high technology companies with sales comparable to those of Trikon. For 2001, the compensation committee set the base salaries of Trikon's executive officers generally at the median level of the salaries paid to executives in comparable positions at semiconductor equipment companies and other high technology companies of similar size as Trikon.

      During 2001, the compensation committee reviewed the number of stock options granted to each of Trikon's employees, including the executive officers and the Chief Executive Officer. Following the review, all employees were granted options under the Stock Option Plan either in 2001 or will receive a grant in the first half of 2002. The number of options that each executive officer or employee was/will be granted was based primarily on the executive's or employee's ability to influence Trikon's long-term growth and profitability. The vesting provisions of the options granted under the Stock Option Plan are designed to encourage longevity of employment with Trikon.

      Compensation of Chief Executive Officer. The compensation committee believed that Nigel Wheeler, Trikon's Chief Executive Officer during 2001, provided valuable services to Trikon, and that his compensation should therefore be competitive with that paid to executives at comparable semiconductor equipment companies. In addition, the compensation committee believed that the compensation of the Chief Executive Officer should be heavily influenced by Trikon's performance.

      Therefore, although there has necessarily been some subjectivity in setting Mr. Wheeler's salary, major elements of his compensation package are directly tied to Trikon's performance. For 2001, Mr. Wheeler's salary was reset at 260,000 British pounds (approximately $375,388) per annum, an amount the compensation committee deemed at the time appropriate in light of Trikon's stage of growth and salaries paid to chief executive officers of other growth technology companies. In addition, he earned a bonus of 26,000 British pounds (approximately $37,500) on Trikon's achieving certain revenue and net income targets for the fiscal year. Mr. Wheeler has agreed to defer the payment of his bonus. In January 2001, the compensation committee approved the grant to Mr. Wheeler of options to acquire 50,000 shares of Common Stock of the Company. The compensation committee believes the options are appropriate to align Mr. Wheeler's interests with those of Trikon's stockholders.

      Internal Revenue Code Section 162(M). Under Section 162 of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to Trikon's corporate taxes is limited to $1,000,000 annually. It is the current policy of the compensation committee to maximize, to the extent reasonably possible, Trikon's ability to obtain a corporate tax deduction for compensation paid to executive officers of Trikon to the extent consistent with the best interests of Trikon and its stockholders.

                                                        Robert R. Anderson
                                                        Richard M. Conn
                                                        Stephen N. Wertheimer


Stock Performance Graph

      The following graph shows a comparison of total stockholder returns* for Trikon, the JP Morgan Hambrecht & Quist Semiconductor Index, and the Nasdaq Composite Index for the period during which Trikon's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934.

                                                                                 JP Morgan
                                                         Trikon              Hambrecht & Quist        NASDAQ Stock
   Measurement Period (Fiscal Year Covered)        Technologies, Inc.          Semi-Conductor            Market
-----------------------------------------------  ----------------------   -----------------------   -----------------

Measurement Pt 12/31/96..................                  100.00                     100.00             100.00
FYE 12/31/97.............................                    9.17                     136.59             150.69
FYE 12/31/98.............................                    0.36                     191.72             212.51
FYE 12/31/99.............................                    9.44                     478.47             394.94
FYE 12/31/00.............................                    8.89                     399.14             237.68
FYE 12/31/01.............................                   10.00                     298.73             153.15

*     Total return assumes reinvestment of dividends.

              [CHART- COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN]

      The chart above assumes $100.00 was invested on December 31, 1995 in Trikon's Common Stock, the JP Morgan Hambrecht & Quist Semiconductor Index, and the Nasdaq Composite Index. Total returns for the JP Morgan Hambrecht & Quist Semiconductor Index and the Nasdaq Composite Index are weighted based on market capitalization.

      Notwithstanding anything to the contrary set forth in any of Trikon's previous filings under the Securities Act or the Exchange Act that might incorporate future filings made by Trikon under those statutes, the preceding Report of the compensation committee of the board of directors on Executive Compensation and the Trikon stock performance graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by Trikon under those statutes.

           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee has reviewed and discussed Trikon's audited financial statements included in the 2001 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

      We have discussed with Ernst & Young, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of Trikon's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

      We have received from Ernst & Young a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young and the Company that in their professional judgment may reasonably be thought to bear on independence. Ernst & Young has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of Trikon within the meaning of the federal securities laws.

      Based on the review and discussions described above with respect to Trikon's audited financial statements included in the 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in Trikon's Annual Report on Form 10-K.

      As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Trikon's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and Trikon's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of Trikon's independent auditors with respect to such financial statements.

                                                         Robert R. Anderson
                                                         Richard M. Conn
                                                         Stephen N. Wertheimer

                              STOCKHOLDER PROPOSALS

      Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and with the Company's By-laws. Any such proposal for the 2003 annual meeting of stockholders must comply with applicable regulations and be received by the Secretary, Trikon Technologies, Inc., Ringland Way, Newport, South Wales, NP6 2TA, United Kingdom, as follows:

      (i) to be eligible for inclusion in the Company's proxy statement and form of proxy, it must be received no later than December 20, 2002; or

      (ii) to be eligible to be presented from the floor for vote at the meeting (but not intended for inclusion in the Company's proxy materials), it must be received by February 3, 2003.

                                 ANNUAL REPORTS

      A copy of Trikon's annual report on Form 10-K is being mailed to each stockholder of record along with this Proxy Statement. Such report is not part of Trikon's soliciting material.

                                  OTHER MATTERS

      The board of directors knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        William J. Chappell
                                        Secretary

                                                                       EXHIBIT A

                            TRIKON TECHNOLOGIES, INC

              Audit Committee Charter - Adopted February 2, 2000

1.   Organisation
     The audit committee of the board of directors shall be comprised of at least three directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that my interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

2.   Statement of Policy
     The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the company.

3.   Responsibilities
     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

4.   In carrying out these responsibilities, the audit committee will:

     o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).
     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.
     o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.
     o Review and concur with management's appointment, termination, or replacement of any director of internal audit.
     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilised, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.
     o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.
     o Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.
     o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.
     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgements about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.
     o Provide sufficient opportunity for the independent auditors to meet with members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, and accounting personnel, and the co-operation that the independent auditors received during the course of audit.
     o Review accounting and financial human resources and succession planning within the Company.
     o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

     o Review the nature and scope of other professional services provided to the company by the independent auditors and consider the relationship to the auditors' independence.
     o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.
     o Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgements affecting the financial statements. in addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.
     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.
     o Investigate any matter brought to its attention with the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.
     o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                                                                       EXHIBIT B

                            TRIKON TECHNOLOGIES, INC.

                        1998 DIRECTORS STOCK OPTION PLAN

                   (Amended and Restated December 11, 2001)

         I. PURPOSE OF THE PLAN

This 1998 Directors Stock Option Plan (the "Plan") is intended to promote the interests of Trikon Technologies, Inc., a California corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II. ADMINISTRATION OF THE PLAN

The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

         III. STOCK SUBJECT TO THE PLAN

                  A. Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 150,000 shares, subject to adjustment from time to time in accordance with the provisions of this Article III.

                  B. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Article VI shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stack available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

                  C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each newly-elected or continuing non-employee Board member under the Plan., and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

         IV. ELIGIBILITY

The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals who first become non-employee Board members at any time on or after the Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Plan at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Plan while he or she continues to serve as a non-employee Board member.

         V. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Grant Date. Option grants under the Plan shall be made on the dates specified below:

                           1. Each individual who is first elected or appointed
as a non-employee Board member at any time on or after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase nine (9,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                           2. On the date of each Annual Shareholders Meeting
held after the Effective Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase four thousand (4,000) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. If an Eligible Director is the Chairman of the Board of Directors, the automatic annual grant shall be for an option to purchase eight thousand (8,000) shares of Common Stock, and any reference herein to a four thousand (4,000) share option grant shall be deemed to be a reference to an eight thousand (8,000) share option grant if such provision applies to the Chairman of the Board of Directors.

There shall be no limit on the number of such four thousand (4,000)-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

Shareholder approval of this Plan shall constitute pre-approval of each option grant made pursuant to the provisions of the Plan and the subsequent exercise of that option in accordance with its terms.

                  B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Payment.

The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                           1. in cash or check made payable to the Corporation;
or

                           2. in shares of Common Stock held for the requisite
period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           3. to the extent the option is exercised for vested
shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  D. Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

                  E. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, no option granted prior to shareholder approval of the Plan may be exercised unless and until such approval is obtained. Any shares purchased under the Plan shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each nine thousand (9,000)-share automatic option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4)-year period measured from the option grant date. The shares subject to each four thousand (4,000)-share automatic option grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of the earlier of (x) one (1) year of Board service measured from the option grant date, and (y) the date of the next annual meeting of the stockholders of the Corporation.

                  F. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                           1. The Optionee (or, in the event of Optionee's
death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
(12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           2. During the twelve (12)-month exercise period, the
option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           3. Should the Optionee cease to serve as a Board
member by reason of death or Permanent Disability, then all shares at the time subject to the option, shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                           4. In no event shall the option remain exercisable
after the expiration of the option term. Upon the expiration of the twelve
(12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                  G. Limited Transferability of Options. The Non-Statutory Options granted under the Plan may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for the Optionee and/or one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate. Should an Optionee die while holding an option granted under the Plan, then each such option shall be transferred in accordance with Optionee's will or the laws of descent and distribution.

                  H. Shareholder Rights. The holder of an automatic option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forte in the form Non-Statutory Stock Option Agreement attached as Exhibit A.

         VI. CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. The shares of Common Stock subject to each option outstanding at the time of a Change in Control but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of such Change in Control, become exercisable for all of those shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares.

                  B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five
(5) days following the surrender of the option to the Corporation. Shareholder approval of this Plan at the 1998 Annual Meeting shall constitute pre-approval of each option grant made under the Plan with such a cash surrender right and the subsequent exercise of that right in accordance with the terms of this Paragraph VI. C, and no approval or consent of the Board shall be required at the time of the actual option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Change in Control (or otherwise continued in full force and effect) shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities or other property which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same,

                  E. The automatic grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         VII. AMENDMENT OF THE PLAN AND AWARDS

The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected optionees consent to such amendment. In addition, certain amendments to the Plan may require shareholder approval pursuant to applicable law or regulation.

         VIII. EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan is hereby adopted by the Board to be effective on this 10th day of June, 1998, subject, however, to shareholder approval at the 1998 Annual Shareholders Meeting. No options granted under the Plan shall be exercisable, and no shares shall be issued under the Plan, until such shareholder approval is obtained. If such shareholder approval is not obtained, then thus Plan shall terminate, and any outstanding options granted under the Plan shall terminate immediately and cease to be outstanding,

                  B. The Plan shall terminate upon the earliest of (i) June 30, 2008 or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the cash-out provisions of the Plan. If the date of termination is determined under clause
(i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

         IX. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock pursuant to the exercise of automatic options granted under the Plan shall be used for general corporate purposes.

         X. REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

         XI. NO IMPAIRMENT OF RIGHTS

Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the shareholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

         XII. MISCELLANEOUS PROVISIONS

                  A. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                  B. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by a Change in Control or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

                  A. Board shall mean the Corporation's Board of Directors.

                  B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                           a. a merger or consolidation in which securities
possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           b. the sale, transfer or other disposition of all or
substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                           c. the acquisition, directly or indirectly, by any
person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders, or

                           d. a change in the composition of the Board over a
period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                  C. Code shall mean the Internal Revenue Code of 1986, as amended.

                  D. Common Stock shall mean the Corporation's common stock.

                  E. Corporation shall mean Trikon Technologies, Inc., a California corporation, and any corporate successor to all or substantially of the assets or voting stock of Trikon Technologies, Inc, which shall by appropriate action adopt the Plan.

                  F. Effective Date shall mean June 10, 1998, the date the Board approved the Plan.

                  G. Eligible Director shall mean a non-employee Board member eligible to participate in the Plan in accordance with the eligibility provisions of Article IV.

                  H. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           a. If the Common Stock is at the time traded on the
Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           b. If the Common Stock is at the time listed on any
Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  J. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d,3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.

                  K. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

                  L. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

                  M. Optionee shall mean any person to whom an option is granted under the Plan.

                  N. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  O. Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

                  P. Plan shall mean the Corporation's 1998 Directors Stock Option Plan, as set forth in this document.

                  Q. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  R. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  S. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share. of Common Stock paid by the. tender offeror in effecting such Hostile Take-Over.

                                                                       EXHIBIT C

                         AGREEMENT AND PLAN OF MERGER OF

              TRIKON TECHNOLOGIES, INC. (A DELAWARE CORPORATION)

                                       AND

             TRIKON TECHNOLOGIES, INC. (A CALIFORNIA CORPORATION)

            THIS AGREEMENT AND PLAN OF MERGER, dated as of May __, 2002 (the "Agreement"), is made by and between Trikon Technologies, Inc., a Delaware corporation ("Trikon Delaware"), and Trikon Technologies, Inc., a California corporation ("Trikon California"). Trikon Delaware and Trikon California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

            A. Trikon Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 70,000,00 shares, 50,000,00 of which are Common Stock, no par value, and 20,000,000 of which Preferred Stock, no par value. The Preferred Stock of Trikon Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, 100 shares of Common Stock of Trikon Delaware were issued and outstanding, all of which were held by Trikon California, and no shares of Preferred Stock were issued and outstanding.

            B. Trikon California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 70,000,00 shares, 50,000,00 of which are Common Stock, no par value, and 20,000,000 of which Preferred Stock, no par value. As of May __, 2002, ________ shares of Common Stock of Trikon California were issued and outstanding.

            C. The Board of Directors of Trikon California has determined that, for the purpose of effecting the reincorporation of Trikon California in the State of Delaware, it is advisable and in the best interests of Trikon California and its shareholders that Trikon California merge with and into Trikon Delaware upon the terms and conditions herein provided.

            D. The respective Boards of Directors of Trikon Delaware and Trikon California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

            NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Trikon Delaware and Trikon California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I.

                                     MERGER

            1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Trikon California shall be merged with and into Trikon Delaware (the "Merger"), the separate existence of Trikon California shall cease and Trikon Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Trikon Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Trikon Technologies, Inc.

            1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed: (i) this Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code; (ii) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; (iii) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and
(iv) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California. The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

            1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Trikon California shall cease and Trikon Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Trikon California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Trikon California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Trikon Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Trikon California in the same manner as if Trikon Delaware had itself incurred them, all is more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                   ARTICLE II.

                  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

            2.1 Certificate of Incorporation. The Certificate of Incorporation of Trikon Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

            2.2 Bylaws. The Bylaws of Trikon Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

            2.3 Directors and Officers. The directors and officers of Trikon California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                  ARTICLE III.

                          MANNER OF CONVERSION OF STOCK

            3.1 Trikon California Common Stock. Upon the Effective Date of the Merger, each share of Trikon California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation.

            3.2 Trikon California Options and Employee Benefits.

            (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and related plans and all other employee benefit plans of Trikon California. Each outstanding and unexercised option or other right to purchase Trikon California Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Trikon California Common Stock issuable pursuant to any such option or related right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Trikon California option or related right at the Effective Date of the Merger.

            (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and related rights equal to the number of shares of Trikon California Common Stock so reserved immediately prior to the Effective Date of the Merger.

            3.3 Trikon Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, no par value, of Trikon Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Trikon Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

            3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Trikon California Common Stock may, at such stockholder's option, surrender the same for cancellation to American Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Trikon California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Trikon California Common Stock were converted in the Merger. The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Trikon California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation. If any certificate for shares of Trikon Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Trikon Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Trikon Delaware that such tax has been paid or is not payable.

                                   ARTICLE IV.

                                     GENERAL

            4.1 Covenants of Trikon Delaware. Trikon Delaware covenants and agrees that it will, on or before the Effective Date of the Merger: (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law; (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Trikon Delaware of all of the franchise tax liabilities of Trikon California; and (c) take such other actions as may be required by the California General Corporation Law.

            4.2 Further Assurances. From time to time, as and when required by Trikon Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Trikon California such deeds and other instruments, and there shall be taken or caused to be taken by Trikon Delaware and Trikon California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Trikon Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Trikon California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Trikon Delaware are fully authorized in the name and on behalf of Trikon California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

            4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Trikon California or of Trikon Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Trikon California or by the sole stockholder of Trikon Delaware, or by both.

            4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or
(iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

            4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Ringland Way, Newport, South Wales, NP18 2TA United Kingdom.

            4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

            4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the day and year first written above.


                                    TRIKON TECHNOLOGIES, INC.,
                                    a California corporation


                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:


                                    TRIKON TECHNOLOGIES, INC.,
                                    a Delaware corporation


                                    By:
                                       ---------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT D

                          CERTIFICATE OF INCORPORATION

                                       OF

                            TRIKON TECHNOLOGIES, INC.


         FIRST: The name of the corporation is Trikon Technologies, Inc. (the "Corporation").

         SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the CT Corporation System.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

         FOURTH: The Corporation shall have authority to issue Seventy Million (70,000,000) shares of capital stock, consisting of Fifty Million (50,000,000) shares of Common Stock, no par value, and Twenty Million (20,000,000) shares of Preferred Stock, no par value. The Preferred Stock authorized by the Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them.

         FIFTH: The name and mailing address of the sole incorporator is:

                          Thomas R. Weinberger, Esq.
                             McDermott, Will & Emery
                              50 Rockefeller Plaza
                            New York, New York 10020

         SIXTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law (including, without limitation, paragraph (7) of subsection (b) of Section 102 thereof), as the same may be amended and supplemented from time to time.

                  The Corporation shall indemnify to the fullest extent permitted by the General Corporation Law (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, any and all persons whom it shall have power to indemnify under the General Corporation Law. The indemnification provided for herein shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law under any By-law of the Corporation, by agreement, by vote of stockholders or disinterested directors of the Corporation or otherwise.

Any repeal or modification of any of the foregoing provisions of this Article SIXTH shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

         SEVENTH: The Board of Directors shall have the power to adopt, amend, or repeal By-laws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend or repeal any By-law.

         EIGHTH: Elections of directors need not be by written ballot.



Dated: April 10, 2002

                                                /s/ Thomas R. Weinberger
                                                -------------------------------
                                                Thomas Weinberger
                                                Sole Incorporator

                                                                       EXHIBIT E

                                     BY-LAWS

                                       OF

                            TRIKON TECHNOLOGIES, INC.


                           ---------------------------



                                   ARTICLE I

                                     OFFICES

         Section 1.1 Registered Office.

         The registered office of the Corporation shall be located in the City of Wilmington, County or New Castle, State of Delaware.

         Section 1.2 Other Offices.

         The Corporation may also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

         Section 2.1 Place of Meeting.

         Except as otherwise provided in these By-laws, all meetings of the stockholders shall be held at places, within or without the State of Delaware, as shall be stated in the notice of meeting or in waivers of notice thereof.

         Section 2.2 Annual Meeting.

         An annual meeting of stockholders for the purposes of electing directors and for the purpose of transacting such other business as may be brought before the meeting shall be held on such date and at such time as the Board of Directors, the Chairman of the Board of Directors, if any, or the President may from time to time determine.

         Section 2.3 Meetings by Remote Communication

                  The Board of Directors may, in its sole discretion, from time to time, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication. In the sole discretion of the Board of Directors, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

         (a) participate in a meeting of stockholders; and

         (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

         Section 2.4 Special Meetings

                  Special meetings of stockholders for any purpose or purposes may be held at any time upon call of the Chairman of the Board of Directors, if any, the President, the Secretary, or a majority of the Board of Directors. A special meeting of the stockholders of the Corporation shall be called by the President or the Secretary upon the written request of the stockholders who together own of record 25% of the outstanding stock of all classes entitled to vote at such meeting. The request shall state the date, time, place, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present and vote at such meeting and purpose or purposes of the proposed meeting.

         Section 2.5 Notice of Meetings.

         Written notice of stockholders' meetings, stating the place, date, and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at whose direction the notice is being issued. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten days but not more than sixty days before the date of such meeting, unless a different period is prescribed by law. If mailed, the notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address as it appears on the records of the Corporation, unless such stockholder shall have filed with the Secretary of the Corporation a written request that such notice be mailed to some other address, in which case it shall be directed to such other address. Notice of any meeting of stockholders need not be given to any stockholder who shall attend the meeting, other than for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the time stated therein, a written waiver of notice. Unless the Board of Directors, after an adjournment is taken, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned are announced at a meeting at which the adjournment is taken.

         Without limiting the manner by which notice otherwise may be given effectively to stockholders, unless excepted under Sections 164, 296, 311, 312 or 324 of the Delaware General Corporation Law, any notice to stockholders given by the Corporation under any provision of these By-Laws or the Certificate of Incorporation shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         Notice given by a form of electronic transmission shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of
(A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         Electronic transmission includes any form of communication not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

         Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or these By-Laws, a waiver thereof in writing, or a waiver by electronic transmission, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

         Section 2.6 Quorum.

         Except as otherwise provided by law or in the Certificate of Incorporation of the Corporation or these By-laws, at any meeting of stockholders, the holders of a majority of the outstanding shares of each class of stock entitled to vote thereat shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided for in this Section 2.6 until a quorum shall attend. Access by means of remote communication at a meeting so held shall be deemed presence.

         In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person, by proxy or by means of remote communication, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time, place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

         Section 2.7 Conduct of Meeting.

         The Chairman of the Board of Directors, if any, or, in his absence, the President, or in their absence, any Vice President, shall call to order meetings of stockholders and shall act as chairman of such meetings. If none of the forgoing is present, the stockholders entitled to vote and who are present in person or represented by proxy at the meeting shall appoint any person to act as chairman of the meeting. The Secretary of the Corporation shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

         Section 2.8 Voting.

         Except as otherwise provided by law or in the Certificate of Incorporation of the Corporation or these By-laws, any corporate action to be taken by a vote of the stockholders, other than for the election of directors, at any meeting duly called and held at which a quorum is present, shall be authorized by the affirmative vote of a majority of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter. At any meeting of the stockholders duly called and held for the election of directors at which a quorum is present, those persons receiving a plurality of the votes cast whether in person or represented by proxy and entitled to vote for the election of directors shall be elected.

         Section 2.9 Stockholder List

                  A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (2) during ordinary business hours, at the principal place of business of the Corporation. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

         Upon the wilful neglect or refusal of the Board of Directors to produce such a list of stockholders at any meeting for the election of directors held at a place, or to open such a list to examination on a reasonably accessible electronic network during any meeting for the election of directors held solely by means of remote communication, the directors on such Board of Directors shall be ineligible for election as a director at such meeting.

         Section 2.10 Consent of Stockholders in Lieu of Meeting.

         Unless otherwise provided in the Certificate of Incorporation of the Corporation, any action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy and shall be delivered to the Corporation as required by law. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (1) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder, or by a person or persons authorized to act for the stockholder or proxyholder and (2) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or other electronic transmission. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine
(1) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (2) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission, may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors of the Corporation.

         Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         Section 3.1 Function.

         The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors.

         Section 3.2 Number and Term of Office.

         Except as otherwise provided in the Certificate of Incorporation of the Corporation, until such time as the Board of Directors determines otherwise, the number of directors shall be three. The number of directors may be reduced or increased from time to time by action of a majority of the directors then in office.

         Subject to his earlier death, resignation or removal as provided below, each director shall hold office until his successor shall have been elected and shall have qualified.

         Section 3.3 Chairman of the Board.

         The directors may elect one of their members to be Chairman of the Board of Directors. The Chairman of the Board of Directors shall be subject to the control of, and may be removed by, the Board of Directors. He shall perform such duties as may from time to time be assigned to him by the Board of Directors.

         Section 3.4 Meetings.

         The annual meeting of the Board of Directors shall be held either without notice immediately after the annual meeting of stockholders and in the same place, if any, or at such time and place, if any, and means of remote communication, if any, as shall be fixed by the vote of the stockholders at the annual meeting or as soon as practicable after the annual meeting of stockholders on such date and at such time and place if any, and means of remote communication, if any as the Board of Directors determines from time to time.

         Regular and special meetings of the Board of Directors shall be held at such time and place if any, and means of remote communication, if any as shall be designated in the notice of the meeting whenever called by the Chairman of the Board of Directors, if any, or the President, and shall be called by the President or Secretary upon the written request of a majority of the directors then in office. The request shall state the date, time, place and purpose or purposes of the proposed meeting.

         Section 3.5 Notice of Meetings.

         The Secretary, or, in his absence, any other officer of the Corporation, shall give each director notice of the time and place of holding of regular or special meetings of the Board of Directors (and of each annual meeting which is not held immediately after, and in the same place as, the annual meeting of stockholders) by mail at least five days before the meeting, or by telecopy or overnight courier at least one day before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice. If mailed, the notice shall be deemed given when deposited in the United States mail, postage prepaid; if sent by facsimile transmission, the notice shall be deemed given when transmitted with transmission confirmed; and if sent by overnight courier, the notice shall be deemed given when received by the overnight courier for delivery. Notice of any meeting need not be given to any director who shall submit, either before or after the time stated therein, a signed waiver of notice or who shall attend the meeting, other than for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of an adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, and also to the other directors unless the place, date and time of the new meeting are announced at the meeting at the time at which the adjournment is taken.

         Section 3.6 Quorum and Conduct of Meetings.

         Except as otherwise provided in these By-laws, a majority of the whole Board shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver. Access by means of remote communication at a meeting so held shall be deemed presence.When used in these By-laws, the term "whole Board" means the total number of directors which the Corporation would have if there were no vacancies.

         Except as otherwise provided by law or in the Certificate of Incorporation of the Corporation or these By-Laws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board of Directors, if any, or in his absence, by the President, or in the absence of both, by such other person as the directors may select. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of all business at all meetings of the Board of Directors shall be determined by the person presiding over the meeting.

         Section 3.7 Committees.

         The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business, property, and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation of the Corporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors pursuant to authority expressly granted to the Board of Directors by the Certificate of Incorporation of the Corporation and the General Corporation Law, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of the assets of the Corporation, or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation under Sections 251, 252, 254, 255, 256, 257, 258, 263 or 264 of the General Corporation Law, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, or amending these By-Laws; and, unless such resolution or resolutions expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Each committee which has been established by the Board of Directors pursuant to these By-laws may fix its own rules and procedures; provided that a majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Notice of meetings of committees, other than of regular meetings provided for by committee rules, shall be given to committee members. All action taken by committees shall be recorded in minutes of the meetings.

         Section 3.8 Action Without Meeting.

         Unless otherwise prohibited by law or the Certificate of Incorporation of the Corporation, the Board of Directors or any committee thereof may take any action required or permitted to be taken by them without a meeting if all of the members of the Board of Directors or committee, as the case may be, consent in writing or by means of electronic transmissions, and such written consent or electric transmission is filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         Section 3.9 Telephonic Meetings.

         Nothing contained in these By-laws shall be deemed to restrict the power of members of the Board of Directors, or any committee thereof, to participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

         Section 3.10 Removal.

         A director may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         Section 3.11 Resignations.

         Any director may resign at any time by giving written notice or by electronic transmission of his resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt.

         Section 3.12 Vacancies.

         Except as otherwise provided in the Certificate of Incorporation of the Corporation, any vacancy in the Board of Directors arising from an increase in the number of directors or otherwise may be filled by the vote of a majority of the directors then in office, although less than a quorum, or by sole remaining director.

                                   ARTICLE IV

                                    OFFICERS


         Section 4.1 Executive Officers.

         The executive officers of the Corporation shall be a President, a Treasurer, and a Secretary, each of whom shall be appointed by the Board of Directors. The Board of Directors also may elect or appoint such other officers (including, without limitation, a Chief Executive Officer, Chief Financial Officer, one or more Vice Presidents, and one or more Assistant Treasurers and Assistant Secretaries) as it may deem necessary or desirable for the conduct of business of the Corporation, and each of whom shall have such powers and duties as the Board of Directors determines. Each officer shall hold office for such term as may be prescribed by the Board of Directors from time to time. Any person may hold at one time two or more offices.

         Section 4.2 Powers and Duties.

                  (a) The President. The President shall be the chief executive officer of the Corporation. The President shall be responsible for the general management of the business and affairs of the Corporation, subject to the control of the Board of Directors, and he shall have such other powers and duties as the Board of Directors assigns to him.

                  (b) The Vice President. The Vice President or, if there shall be more than one, the Vice Presidents, if any, in the order of their seniority or in any other order determined by the Board of Directors, shall perform, in the absence or disability of the President, the duties and exercise the powers of the President, and shall have such other powers and duties as the Board of Directors or the President assigns to him or them.

                  (c) The Secretary. Except as otherwise provided in these By-laws or as directed by the Board of Directors, the Secretary shall attend all meetings of the stockholders and the Board of Directors; he shall record the minutes of all proceedings in books to be kept for that purpose; he shall give notice of all meetings of the stockholders and special meetings of the Board; and he shall keep in safe custody the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument. The Secretary shall have such other powers and duties as the Board of Directors or the President assigns to him.

                  (d) The Treasurer. Subject to the control of the Board of Directors, the Treasurer shall have the care and custody of the corporate funds and the books relating thereto; and he shall perform all other duties incident to the office of Treasurer. The Treasurer shall have such other powers and duties as the Board of Directors or the President assigns to him. Section 4.3 Term; Removal.

         Subject to his earlier death, resignation or removal, each officer shall hold his office until his successor shall have been elected or appointed and shall have qualified, or until his earlier death, resignation or removal. Any officer may be removed at any time, with or without cause, by the Board of Directors.

         Section 4.4 Resignations.

         Any officer may resign at any time by giving written notice of his resignation to the Corporation. A resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, immediately upon its receipt.

         Section 4.5 Vacancies.

         If an office becomes vacant for any reason, the Board of Directors may fill the vacancy, and such officer so elected or appointed shall serve for the remainder of his predecessor's term and until his successor shall have been elected or appointed and shall have qualified.

                                   ARTICLE V

                                  CAPITAL STOCK

         Section 5.1 Stock Certificates.

         The certificates representing shares of the capital stock of the Corporation shall be in such form as shall be prescribed by law and approved, from time to time, by the Board of Directors. Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer who shall have signed or whose facsimile signature shall have been placed on any certificate shall have ceased to be such officer before the certificate shall be issued, the certificate may be issued by the Corporation with the same effect as if he were such officer, at the date of issue.

         Section 5.2 Transfer of Shares.

         Transfers of shares shall be registered on the books of the Corporation maintained for that purpose after due presentation of the stock certificates therefor, appropriately endorsed or accompanied by proper evidence of succession, assignment or authority to transfer.

         Section 5.3 Fixing Record Date.

         For purposes of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

         Section 5.4 Lost Certificates.

         The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or certificates, and such requirement may be general or confined to specific instances.

         Section 5.5 Regulations.

         The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation, and replacement of certificates representing stock of the Corporation.

                                   ARTICLE VI

                                 INDEMNIFICATION


         Section 6.1 Indemnification.

         The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law or any successor provision or statute, as the same may be amended from time to time, indemnify any director, officer, employee or agent of the Corporation or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         Section 6.2 Advancement of Expenses.

         Expenses (including attorneys' fees) incurred by any person in his capacity as a director or an officer of the Corporation in defending a civil, criminal, administrative or investigative action, suit or proceeding of the type contemplated by Section 145 of the General Corporation Law, or any successor provision or statute, as the same may be amended from time to time, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI.

         Section 6.3 Other Rights and Remedies.

         The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 6.4 Insurance.

         Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

                                  ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 Corporate Seal.

         The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware."

         Section 7.2 Fiscal Year.

         The fiscal year of the Corporation shall end on December 31 or such date as otherwise determined by the Board of Directors.

         Section 7.3 Stock of Other Corporations or Other Interests.

         Unless otherwise ordered by the Board of Directors, the President, the Secretary, and such attorneys or agents of the Corporation as may be, from time to time, authorized by the Board of Directors or the President shall have full power and authority on behalf of the Corporation to attend and to act and vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which the Corporation may own or hold shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which the Corporation, as the owner or holder thereof, might have possessed and exercised if present. The President, Secretary, or such attorneys or agents may also execute and deliver on behalf of the Corporation powers of attorney, proxies, consents, waivers, and other instruments relating to the shares or securities owned or held by the Corporation.

         Section 7.4 Variations in Pronouns.

         All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context requires.

                                  ARTICLE VIII

                                   AMENDMENTS

         The holders of shares entitled at the time to vote shall have the power to adopt, amend, or repeal these By-laws by vote of not less than a majority of such shares, and, except as otherwise provided by law, the Board of Directors shall have power equal in all respects to that of the stockholders to adopt, amend, or repeal these By-laws. However, any By-law adopted by the Board may be amended or repealed by vote of the holders of a majority of the shares entitled at the time to vote.

                                   ARTICLE IX

                          CERTIFICATE OF INCORPORATION

         These By-laws shall be subject to the Certificate of Incorporation of the Corporation. All references in these By-laws to the Certificate of Incorporation of the Corporation shall be construed to mean the Certificate of Incorporation of the Corporation and any Certificate of Designation to the Certificate of Incorporation of the Corporation, as the same may be amended from time to time.

                                      LOGO

                               COMMON STOCK PROXY

                            TRIKON TECHNOLOGIES, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF TRIKON TECHNOLOGIES, INC.

THIS PROXY IS ONLY TO BE USED TO VOTE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE ("COMMON STOCK"), OF TRIKON TECHNOLOGIES, INC. IT IS NOT TO BE USED TO VOTE SHARES OF SERIES H PREFERRED STOCK, NO PAR VALUE PER SHARE ("SERIES H PREFERRED STOCK"), OF TRIKON TECHNOLOGIES, INC. HOLDERS OF SERIES H PREFERRED STOCK SHOULD COMPLETE THE SERIES H PREFERRED STOCK PROXY INCLUDED IN THESE MATERIALS. HOLDERS OF COMMON STOCK AND SERIES H PREFERRED STOCK SHOULD COMPLETE THIS PROXY TO VOTE THEIR SHARES OF COMMON STOCK AND THE SERIES H PREFERRED STOCK PROXY INCLUDED IN THESE MATERIALS TO VOTE THEIR SHARES OF SERIES H PREFERRED STOCK.

         The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on May 15, 2001 and the proxy statement, and appoints Christopher D. Dobson and Nigel Wheeler or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Trikon Technologies, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2001 annual meeting of stockholders of the Company to be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on May 15, 2001 at 9:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

1. TO ELECT FOUR DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED, TO BE ELECTED BY THE HOLDERS OF COMMON STOCK.

         _____ FOR all nominees listed below (except as marked to the contrary below).
                  Nominees:   Christopher D. Dobson
                              Nigel Wheeler
                              Richard M. Conn
                              Robert R. Anderson
                              Stepehn N. Wertheimer

         _____    WITHHOLD AUTHORITY to vote for all nominees listed above.

         TO WITHHOLD AUTHORITY TO VOTE for any nominee or nominees, write the name of such nominee or nominees below:

         ----------------------------------

         ----------------------------------

2. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER SUCH PLAN FROM _______ TO _______.

         _____ FOR         _____ AGAINST           _____ ABSTAIN

3. TO RATIFY THE SELECTION OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         _____ FOR         _____ AGAINST           _____ ABSTAIN

4.       TO APPROVE THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO
         DELAWARE.

         _____ FOR         _____ AGAINST           _____ ABSTAIN

5. IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS, TO ACT UPON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                  The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR all other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR all other proposals.

                              MARK HERE FOR ADDRESS
                              CHANGE AND NOTE BELOW

         Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.

                                    Signature:
                                              --------------------------

                                    Date:
                                         -------------------------------

                                    Signature:
                                              --------------------------

                                    Date:
                                         -------------------------------